John Hancock Disciplined Growth Fund
                           John Hancock Discovery Fund

     Supplement to Prospectus dated March 1, 1997 as revised August 5, 1997


On September 9, 1997, the Trustees of the John Hancock Disciplined Growth Fund and John Hancock Discovery Fund (the "Funds") voted to recommend that the shareholders approve a tax-free reorganization of each Fund, as described below.

Under the terms of each reorganization, subject to shareholder approval at shareholder meetings scheduled to be held on November 12, 1997, each Fund would transfer all of its assets and liabilities to John Hancock Growth Fund ("Growth Fund") in a tax-free exchange for shares of equal value of Growth Fund. Further information regarding each proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to each Fund's respective shareholders during the last week of September, 1997.

Effective September 17, 1997, John Hancock Disciplined Growth Fund and John Hancock Discovery Fund will be closed to all new accounts.


September 10, 1997

3435PS 9/97